AMENDMENT NO. 1 TO SCHEDULE 14A
                         (RULE 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT
                   SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
         SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.1)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

                    COMPUTERXPRESS.COM, INC.
-----------------------------------------------------------------
        (Name of Registrant as Specified in Its Charter)

-----------------------------------------------------------------
 (Name of Person Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-
6(I)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transactions applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:


























COMPUTERXPRESS, INC.
1601 East Flamingo Road
Las Vegas, NV 89119

[CAPTION]

      NOTICE OF CONSOLIDATED ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON MAY 12, 2000

To our Shareholders:

The Consolidated Annual Meeting of Shareholders of ComputerXpress.com, Inc., a Nevada corporation (the "Company") will be held at the Company's executive officers at 1601 East Flamingo Road, Las Vegas, Nevada, on Friday, May 12, 2000 at 3:00 p.m., to consider and vote upon a proposal to elect five members of the Board of Directors, a proposal to ratify the selection of Roger Castro, CPA to serve as the Company's independent certified public accountant for the year ending March 31, 2000, and to consider and act upon such other matters as may property come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 31, 2000 are entitled to notice of, and to vote at, the annual shareholder's meeting.

All shareholders are extended a cordial invitation to attend the Consolidated Meeting of Shareholders.

By Order of the Board of Directors.

FRANKLIN R. SCIVALLY
President
Las Vegas, Nevada
May 2, 2000

-----------------------------------------------------------------
THE FORM OF PROXY IS ENCLOSED. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                ----------------------------------






[CAPTION]
                      COMPUTERXPRESS, INC.
                        PROXY STATEMENT
           FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON MAY 12, 2000

I. INTRODUCTION

The Board of Directors of ComputerXpress, Inc., a Nevada corporation (the "Company"), is soliciting the accompanying Proxy in connection with its 2000 Annual Meeting of Shareholders of the Company to be held at 3:00 p.m. Pacific Daylight Time on Friday, May 12, 2000 at 1601 East Flamingo Road, Las Vegas, Nevada, and any adjournments thereof. The Notice of Annual Meeting and Proxy Card were mailed to shareholders on or about May 2, 2000. This proxy statement was mailed to shareholders on or about May 9, 2000. The Company's Annual Report on Form 10-KSB for the year ended March 31, 2000, has not yet been filed.

II. OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed the close of business on March 31, 2000, as the record date for the determination of those holders of Common Stock of the Company entitled to receive notice of, and vote at, the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on the record date, there were 49.835,060 shares of the Company's Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting. Holders of Common Stock are not entitled to cumulative voting rights. A majority of the shares entitled to vote present in person or represented by proxy at the Annual Meeting, is required for approval of each of the Company's three proposals.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such common shares will be voted "FOR" approval of each of the four proposals and in the discretion of the proxy holders for any other matter that may properly come before the Annual Meeting. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum, and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote a particular matter, then in such instance, the shares covered by such "non-vote" proxy shall be deemed to be present at the meeting for purposes of determining a quorum, but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by filing with the Chief Executive Officer of the Company, Mr. Franklin Scivally, at the address set forth above, a written revocation of such proxy, or by executing and delivering a duly-executed proxy bearing a later date, or by simply voting the common shares covered thereby by separate written ballot to be disseminated at the Annual Meeting.

In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally, or by telephone, telegram or other forms of communication, including wire facsimile. The Company has not retained a proxy solicitation firm, and instead, will use its own best efforts to solicit as many proxies as practicable in the time available before the Annual Meeting.

      III. PRINCIPAL SHAREHOLDERS; MANAGEMENT SHARE HOLDINGS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 31, 2000, by: (I) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.











NAMES OF EXECUTIVE           SHARES          PERCENTAGE
OFFICER, DIRECTORS           BENEFICIALLY    BENEFICIALLY
AND 5% HOLDERS               OWNED(1)        OWNED
------------------           ------------    -----------

James L. Rather              1,010,000          4.10%
575 Anton Blvd., Suite 300
Costa Mesa, CA 92626

Donald Smallman                500,000          2.05%
11337 West Olive Drive
Avondale, AZ 85323

Franklin R. Scivally           500,000          2.05%
200 S. Hampton Hill Court
Tucson, AZ 85711

Robert M. Daddio                10,010           .04%
973 Sherman Way
Pleasanton, CA 94566

Officers and Directors
as a Group                   2,000,000          8.20%
                             ----------

(1) This table is based upon 49,835,060 shares issued and outstanding as of April 14, 2000.


(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

                    IV. EXECUTIVE COMPENSATION

The following table sets forth both the compensation paid or accrued by the Company for services rendered by executive officers of the Company for the fiscal year ended March 31, 2000.
No executive officer's total compensation exceeded $100,000 based on salary and bonus during any of the three years.





                     SUMMARY COMPENSATION TABLE

                                           Annual Compensation
       Long-Term
                                            ---------------------
---------------    Compensation
Name and Principal Position         Year    Salary ($)    Bonus
($)    Other ($)    Options (No.)
-----------------------------------------------------------------
   NONE PAID



         V. PROPOSAL NUMBER ONE - ELECTION OF FIVE DIRECTORS

 At the Annual Meeting, shareholders will be asked to consider and vote on the election of Frank R. Scivally, Donald R. Smallman, Robert Daddio, DDS, James L. Rather, Esq., and John Haddox, to the Board of Directors. At each Annual Meeting of Shareholders, directors will be elected to serve for a one-year term terminating at the 2000 Annual Meeting of Shareholders, and until their successors have been duly-elected and qualified.

Unless authority is withheld, the proxy solicited hereby will be voted for the election of Messrs. Scivally, Smallman, Daddio, and Rather as directors for a term of one year. Messrs. Smallman and Scivally are members of the Company's current Board of Directors. Messrs. Daddio and Rather were appointed as provisional directors by the Company's current Board of Directors. If, prior to the meeting, it should become known that Messrs. Scivally, Smallman, Daddio or Rather will be unwilling or unable to serve as directors after the meeting by reason of death, incapacity, or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors, or alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as directors of the Company. The election of the aforementioned three nominees require the affirmative vote of a majority of the shares present at the 2000 Annual Meeting, represented either in person or by proxy.

The following is certain biographical information about the five
Nominees:

Donald Smallman. Mr. Smallman is employed as the Secretary and Director of the Company, and has been since March 1, 1999. From June, 1997 through March 1, 1999, he was the owner of a Cyber Exchange franchise in Phoenix, Arizona. From April 1996 through June, 1997, he was employed by CDI in Phoenix, Arizona as a software engineer,/developer. From December, 1994 through February, 1996, he was employed by First Approach - Energy - River Bend Nuclear Generating Station, in St. Francisville, Louisiana as a software engineer/developer, and from March, 1994 through November, 1994, he was employed by Atlantic Group, Inc. Arizona Public Service Palo Verde Nuclear Generating Station in Phoenix, Arizona, in various positions, including I&C Procurement Engineer, Electrical Engineer, and I&C Engineer. He was previously employed by Bechtel Power Corporation from May, 1991 through November, 1993 at the Palo Verde Nuclear Generating Station in Phoenix, Arizona, and from August, 1990 through April, 1991, he served as Electrical Engineer for Advanced Technology, Inc. At the Tennessee Valley Authority Watts Bar Nuclear Plant in Chattanooga, Tennessee. From October, 1989 through August, 1990, he was employed by Black & Veatch as an Electrical/I&C Design Engineer at the Palo Verde Nuclear Generating Station, and from September, 1982 through October, 1989, he was employed as an Electrical/I&C Engineer at the Tennessee Valley Authority Sequotah Nuclear Plant in Chattanooga, Tennessee.

Franklin R. Scivally. Mr. Scivally is the Treasurer and Director of the Company and has been since March 1, 1999. He has been the President of The Company since June 1, 1999. He is also the owner of the CostPlusFive.com affiliated location in Tucson, Arizona, and has been so employed since March 1, 1999. He is also the President of Scivally Enterprises, LLC. From January, 1992 through December, 1997 he was employed by Questech, Inc. as Project Manager. From December, 1997 through March 1, 1999, the was employed as the owner of a Cyber Exchange franchise in Tuscon, Arizona. From November, 1971 through December, 1971 he was a Commissioned Officer in the United States Air Force, in various positions, including Chief, Quality Assurance Division of the Tomahawk Cruise Missile Wing, Maintenance Control Officer, Minuteman & Ground, launch Cruise Missile Launch Officer, Minuteman Weapon System Launch Analyst, Chief, Maintenance Control, assignment through the Air Force Institute of Technology to Hughes Aircraft Company, and Manufacturing Manager for the MILSTAR program. He holds a Master of Arts/management & Supervision from Central Michigan University, 1983, a Bachelor of Science/Business Management, 1980 from the University of LaVerne, and an Associate of Arts/Electronics, 1978 from Alan Hancock College.

James L. Rather. Mr. Rather is a director of the Company, and has served as such since his provisional appointment to the Board of Directors on March 20, 2000. Since 1981, he has been self employed as a practicing attorney. From 1974 through 1979 he was employed as a Revenue Officer for the Internal Revenue Service. Mr. Rather holds a B.A. from the University of Tennessee, 1974; an LLM in Taxation from the University of San Diego, 1985; and a J.D. from Southwestern University School of Law, 1981. He is licensed to practice law in the states of California, Florida and Tennessee.

Robert M. Daddio. Dr. Daddio has been a self employed practicing dentist in the Silicon Valley since 1997. Dr. Daddio holds a B.S. degree from College of Marin, 1971, and a D.D.S. from University of the Pacific, 1976.

John Haddox. Mr. Haddox is a retired firefighter with the City of Beverly Hills, California, who currently serves on the Planning Commission for the City of Indio. He holds a B.A. from L.A. State University (Now California State University) at Los
Angeles in Business Administration.

The following table sets forth certain information with respect to all existing directors, nominees for directors and executive officers of the Company.

Name                         Age                  Position
----                         ---                  --------
Donald R. Smallman           37                   Secretary,
Director

Franklin R. Scivally         47                   President,
Treasurer,
Director

James L. Rather              46                   Director

Robert M. Daddio             50                   Director

John Haddock                 66                   None
---------------

A director's regular term is for a period of one year and until the next Annual Meeting of Shareholders and his or her successor is duly elected and qualified. An officer's regular term is for a period of one year, expiring at the next annual meeting of the Board of Directors or when his or her successor is elected and qualified.

COMPENSATION OF OUTSIDE DIRECTORS

 Independent or "outside" directors do not receive cash compensation for attending meetings of the Board of Directors. All directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with attendance at Board meetings and on any business related to the Company. The Company grants such directors shares of Common Stock for service to the Company

There are no family relationships among any of the Company's existing directors. During 1999, the Board of Directors held five meetings. Each director nominee attended 75% or more of the total number of meetings held during the period for which he has been a director or served on a committee or committees of the Board and of committees of which he was a member.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS.

The Company is not aware of any material legal proceedings involving any director, director nominee, promoter or control person including criminal convictions, pending criminal matters, pending or concluded administrative or civil proceedings limiting one's participation in the securities or banking industries, or findings of securities or commodities law violations.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF
1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended Dec.31, 1999, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND
TRANSACTIONS WITH MANAGEMENT, DIRECTORS, AND AFFILIATES

On February 26, 1999, the Company signed an agreement for the purchase of assets of a Nevada corporation by the name of Cost Plus Five.com, Inc., which purported to own nine retail computer stores, in exchange for 17 million shares, and issued 6,984,000 of those 17 million shares of its common stock to effectuate the agreement. However, Shortly thereafter, the Company rescinded the contract after it discovered that the state of Texas was preparing to close two stores in Houston owned by Lee Jackson, for non payment of taxes. The Company rescinded the asset purchase contract because the discovery of the financial discrepancies on the two Houston stores made all of the financial statements suspect. It subsequently, on April 13, 2000, acquired the proprietary website, "www.costplusfive.com" from its owners, Frank Scivally, Mahlon Meier, William Barker and Don Smallman, the directors of the Company, and changed the Company's business direction to that of Internet computer sales. Out of the 6,984,000 shares, the Company has distributed 500,000 to Franklin Scivally, 500,000 to Don Smallman, 500,000 to William Barker and 500,000 to Mahlon Meier, in exchange for their respective interests in the Internet website and domain name, and in exchange for a $125,000 note payable to the Company from each officer. The Company intends to seek the cancellation of the remaining 4,984,000 shares.

The related parties who own the current affiliate locations are the officers and directors of the Company.

Robert T. Yarbray is the only person who may be considered to be a promoter of the Company. On or about December 1, 1998, Robert
T. Yarbray, who was president of the Company at the time, was issued 600,000 shares of Company common stock in exchange for and as a retainer for his services as president. On or about April 13, 1999, outgoing president Robert T. Yarbray was hired as a consultant to the Company, and compensated for monthly full time consulting services the amount of 1,000,000 shares of company common stock, in exchange for 12 months' worth of full time consulting services. On or about March 9, 2000, Robert T. Yarbray was issued an additional 750,000 shares of common stock, in consideration of an annual retainer for consulting services for the following year. The company leases office space from Mr. Yarbray at $800 per month.

On April 15, 1999, 500,000 shares were sold to officer/director William Barker in exchange for a note in the amount of $125,000, a sophisticated investor who had access to all corporate information, including the Company's most recent offering circular and financial statements, pursuant to Section 4(2) of the Securities Act of 1933, No underwriter was used in the transaction.

On April 15, 1999, 500,000 shares were sold to officer/director
Mahlon Meier, in exchange for a note in the amount of $125,000, a sophisticated investor who had access to all corporate information, including the Company's most recent offering circular and financial statements, pursuant to Section 4(2) of the Securities Act of 1933, No underwriter was used in the transaction.

On April 15, 1999, 500,000 shares were sold to officer/director Franklin Scivally in exchange for a note in the amount of $125,000; a sophisticated investor who had access to all corporate information, including the Company's most recent offering circular and financial statements, pursuant to Section 4(2) of the Securities Act of 1933, No underwriter was used in the transaction.

On April 15, 1999, 500,000 shares were sold to officer/director Donald Smallman, in exchange for a note in the amount of $125,000; a sophisticated investor who had access to all corporate information, including the Company's most recent offering circular and financial statements, pursuant to Section 4(2) of the Securities Act of 1933, No underwriter was used in the transaction.

On May 23, 1999, 50,000 shares were issued to Kenneth Eade, in exchange for legal services rendered the company; a sophisticated investor who had access to all corporate information, including the Company's most recent offering circular and financial statements, pursuant to Section 4(2) of the Securities Act of 1933, No underwriter was used in the transaction.

On September 28, 1999, the company issued 1,100,000 shares to Farmland Corporation, a former secured creditor of the company, as a result of the exercise of an option to convert debt to common stock; a sophisticated investor who had access to all corporate information, including the Company's most recent offering circular and financial statements, pursuant to Section 4(2) of the Securities Act of 1933, No underwriter was used in the transaction.

On September 28, 1999, the company issued 1,500,000 to L. Hollebrands, a former secured creditor of the company, as a result of the exercise of an option to convert debt to common stock; a sophisticated investor who had access to all corporate information, including the Company's most recent offering circular and financial statements, pursuant to Section 4(2) of the Securities Act of 1933, No underwriter was used in the transaction.

On September 28, 1999, the company issued 1,400,000 shares to D.C.S., a former secured creditor of the company, as a result of the exercise of an option to convert debt to common stock; a sophisticated investor who had access to all corporate information, including the Company's most recent offering circular and financial statements, pursuant to Section 4(2) of the Securities Act of 1933, No underwriter was used in the transaction.

On September 28, 1999, the Company issued 4,000,000 to George White, a former officer, a former secured creditor of the company, as a result of the exercise of an option to convert debt to common stock; a sophisticated investor who had access to all corporate information, including the Company's most recent offering circular and financial statements, pursuant to Section 4(2) of the Securities Act of 1933, No underwriter was used in the transaction.

On October 6, 1999, the Company issued 3,000,000 shares to Mike Taradash, in consideration of the agreement to acquire all of the shares of Beverly Associates, which agreement has been rescinded and the shares returned to the Company for cancellation. Mr. Tardash is a sophisticated investor who had access to all corporate information, including the Company's most recent offering circular and financial statements, pursuant to Section 4(2) of the Securities Act of 1933, No underwriter was used in the transaction.

On March 5, 2000, the Company issued 750,000 shares to Star Talent Management, a Company owned by counsel, Kenneth G. Eade, in exchange for legal services rendered the Company; a sophisticated investor who had access to all corporate information, including the Company's most recent offering circular and financial statements, pursuant to Section 4(2) of the Securities Act of 1933, No underwriter was used in the transaction.

On February 26, 1999, the Company entered into an asset purchase and sale agreement with a Nevada corporation by the name of Cost Plus Five.com, Inc., (the "Nevada corporation"), whereby the Company was to acquire certain assets of the Nevada corporation, in exchange for 17,000,000 shares of common stock. The Company issued 6,984,000 shares of the 17,000,000 shares in furtherance of the agreement. However, it became apparent to the Company during a due diligence investigation that the Nevada corporation had issued false and misleading financial statements severely misstating its assets and liabilities, that its corporate charter had been revoked by the state of Nevada, and that its nine retail stores virtually had no assets. Therefore, the Company terminated negotiations. It subsequently, on April 13, 2000, acquired the proprietary website, "www.costplusfive.com" from its owners, Frank Scivally, Mahlon Meier, William Barker and Don Smallman, the directors of the Company, and changed the Company's business direction to that of Internet computer sales. Out of the 6,984,000 shares issued to consummate the terminated acquisition agreement, the Company has distributed 500,000 to Franklin Scivally, 500,000 to Don Smallman, 500,000 to William Barker and 500,000 to Mahlon Meier, in exchange for their respective interests in the Internet website and domain name, and 3,400,000 restricted shares to Bruce Dorfman and his related corporate entities, which the Company is currently seeking to cancel in the above-referenced lawsuit. The Company intends to seek the cancellation of the remaining 4,984,000 shares.

There have been no other transactions since the beginning of fiscal year 1998, or any currently proposed transactions, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $60,000, inclusive of cash and noncash transactions, and in which any of the officers, or directors, or holders of over 5% of the Company's stock have or will have any direct or indirect material interest. The Company does not currently have any policy toward entering into any future transactions with related parties.

VI.  PROPOSAL NUMBER ONE-TO APPROVE THE APPOINTMENT OF ROGER G.
CASTRO, CERTIFIED PUBLIC ACCOUNTANT, AS AUDITOR OF THE COMPANY.

The former independent accountant for the fiscal year most recently completed was Julius Otto, who has resigned. The Board of Directors appointed a new independent accountant, Roger G. Castro on April 11, 2000, subject to ratification by the shareholders. Mr. Castro is proposed to be the accountant for the current fiscal year, and to re-audit financial reports for the previous two fiscal years.

Representatives from Mr. Castro and Mr. Otto are not expected to be present at the annual meeting, and will, therefore, not be available to make a statement or respond to appropriate questions of shareholders.

The former accountant, Julius Otto, resigned in Janaury, 2000, citing delays of the Company in providing him financial information as the reason for his resignation. The Board of Directors appointed Mr. Castro as the new independnet accountant. There were no disagreements with the former accountant on any matter of accounting principle, or practice, financial statements disclosure or auditing scope or procedure. The former accountant has indicated his agreement with the statements made by the Company concerning the change in the Company's independent accountant. The Company has fully authorized the former accountant to respond fully to the inquiries of the successor accountant concerning all of the Company's financial reports and audits. The new accountant, Roger G. Castro, was engaged on April 11, 2000.

VII.PROPOSAL NUMBER TWO CALLS FOR THE ELECTION OF MR. SCIVALLY,
MR. SMALLMAN, DR. DADDIO, MR. RATHER AND MR. HADDOX TO THE
COMPANY'S 2000 BOARD OF DIRECTORS.

VIII.  PROPOSAL NUMBER THREE CALLS FOR THE SHAREHOLDERS TO RATIFY
AND APPROVE ANY AND ALL ACTIONS TAKEN BY THE BOARD OF DIRECTORS
SINCE THE LAST MEETING OF THE SHAREHOLDERS.

The Board of Directors has made no recommendations on proposals one, two or three.

                        IX. OTHER BUSINESS

No business, other than as set forth herein, is expected to come before the 2000 Annual Meeting. Should any other matter requiring a vote of the shareholders arise, including any question related to any adjournment of the meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment and in the best interests of the Company and its shareholders.

                     X. SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company by April 17, 2000, to be includable in the Company's Proxy Statement, and related proxy solicitation materials, for the Company's 2001 Annual Meeting of Shareholders for the year ended March 31, 2001.

          XI. ANNUAL REPORT TO SHAREHOLDERS: FORM 10-KSB

The Company has not yet filed its Annual Report for the year ended March 31, 2000 on Form 10-KSB. The Company will furnish, without charge, to each person whose proxy is being solicited, and to any shareholder of the Company, upon written request of any such person, a copy of the Company's Annual Report of Form 10-KSB for the year ended March 31, 2000, to be filed with the Securities and Exchange Commission, including all financial statements and financial statement schedules thereto. The Company will also furnish to any such person any exhibit included in the list accompanying the Form 10-KSB, upon the payment, in advance, of reasonable fees related to the Company's furnishing such exhibits. Requests for copies of such report, and/or exhibits, should be directed to Mr. Franklin Scivally, Chief Executive Officer, at the Company's principal executive offices.

BY ORDER OF THE BOARD OF DIRECTORS,


  Franklin Scivally
  Chief Executive Officer
  Las Vegas, Nevada, May 8, 2000







[CAPTION]
Exhibit 1 - Proxy Card

                              PROXY

The undersigned shareholder of ComputerXpress, Inc. (The "Company") hereby appoints Frank R.Scivally or, failing him, Donald R. Smallman, or, failing both of them, _________________, as proxy holder of the undersigned to attend the annual general meeting of the Company to be held on May 12, 2000 and any adjournment thereof with authority to act and vote therat for an on behalf of the undersigned and directs the proxy holder to vote the common shares held by the undersigned in respect of the matters indicated below as follows:

     1. To appoint Roger Castro, Certified Public Accountant, as auditor of the Company.

FOR_______                              AGAINST_______

     2.  To elect as director

FOR_______                              AGAINST_______

Frank R. Scivally    _______
Donald R. Smallman   _______
Robert Daddio, DDS   _______
James L. Rather, Esq._______
John Haddox          _______

     3. To ratify and approve any and all actions taken by the Board of Directors of the Company since the last meeting of the shareholders.

FOR_______                              AGAINST_______

If this proxy is not dates it will be deemed to bear the date on which it was mailed.

Executed this ____day of May, 2000.
                                        ________________________
Name of Shareholder                     Signature of Shareholder

                                        ________________________
Address (if different from above)       Signature of Shareholder